Exhibit 21.1

                         SENIOR HOUSING PROPERTIES TRUST
                         SUBSIDIARIES OF THE REGISTRANT


Name                                                       State of Formation
----                                                       ------------------

CCC Alpha Investments Trust                                    Maryland
CCC Delaware Trust                                             Maryland
CCC Financing I Trust                                          Maryland
CCC Financing Limited, L.P.                                    Delaware
CCC Investments I, L.L.C.                                      Delaware
CCC Leisure Park Corporation                                   Delaware
CCC of Kentucky Trust                                          Maryland
CCC Ohio Healthcare Trust                                      Maryland
CCC Pueblo Norte Trust                                         Maryland
CCC Retirement Communities II, L.P.                            Delaware
CCC Retirement Partners Trust                                  Maryland
CCC Retirement Trust                                           Maryland
CCC Senior Living Corporation                                  Delaware
CCCP Senior Living LLC                                         Delaware
CCDE Senior Living LLC                                         Delaware
CCFL Senior Living LLC                                         Delaware
CCOP Senior Living LLC                                         Delaware
CCSL Senior Living LLC                                         Delaware
Crestline Ventures LLC                                         Delaware

CSL Group, Inc.                                                Indiana
HRES1 Properties Trust                                         Maryland
HRES2 Properties Trust                                         Maryland
Leisure Park Venture Limited Partnership                       Delaware
LTJ Senior Communities LLC                                     Delaware
Panther GenPar Trust                                           Maryland
Panther Holdings Level I L.P.                                  Delaware
SHOPCO-SD, LLC                                                 Delaware
SNH Capital Trust Holdings                                     Maryland
SNH Capital Trust I                                            Maryland
SNH Capital Trust II                                           Maryland
SNH Capital Trust III                                          Maryland
SNH/CSL Properties Trust                                       Maryland
SPTGEN Properties Trust                                        Maryland
SPTIHS Properties Trust                                        Maryland
SPT-Michigan Trust                                             Maryland
SPTMISC Properties Trust                                       Maryland
SPTMNR Properties Trust                                        Maryland
SPTMRT Properties Trust                                        Maryland
SPTSUN II Properties Trust                                     Maryland
SPTSUN Properties Trust                                        Maryland